UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2008

Edgemont Mining Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-146866	98-0557824
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Edders Road,Stalwart, Saskatchewan, Canada S0G 4R0
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (306) 963-2657

5744 Highway No. 6, Coldstream, B.C., Canada V1B 3E1
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.01 - Changes in Control of Registrant

On September 12, 2008, our president, Guy Federspiel, purchased a total of 1,000,000 shares of our restricted common stock from Dean Rogers, previously our sole director, 50,000 shares of common stock from Guy E. Franson, 50,000 shares of common stock from Julie A. Brown, 50,000 shares of common stock from Helen Louise Robinson and 50,000 shares of common stock from Syndie Coulson.  The number of shares that Mr. Federspiel purchased in total represents approximately %54.55 of our issued and outstanding common stock. In connection with the share purchases Mr. Federspiel paid a total of $5,000 to these parties.  These amounts were paid from Mr. Federspiel’s personal funds.  There are no arrangements or understandings among Mr. Federspiel and Mr. Rogers and their associates with respect to the election of directors or other matters.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 12, 2008, we have appointed Guy Federspiel to act as our
President, Secretary, Treasurer and sole Director.  Mr. Federspiel replaces Mr.
Dean Rogers in the officer positions, and as our sole Director, Mr. Rogers having resigned said positions on the same date and immediately following said appointments.

There is no material plan, contract, or arrangement, to which Mr. Federspiel or Mr. Rogers is a party in connection with the aforementioned resignation and appointments.

Section 8 - Other Events

Item 8.01 - Other Events.

Effective immediately, the head office of the Registrant has been moved to:

Edders Road
Stalwart, Saskatchewan, Canada   S0G 4R0
Tel:  306-963-2657
Fax:  306-963-2000

In accordance with the requirements of Form 8-K, we provide the following information that would be required if we were filing a general form for registration of securities on Form 10:

DESCRIPTION OF BUSINESS

On October 30, 2006, we entered into an agreement, subsequently amended August 17, 2007, with Robert Weicker of Cocquitlam, BC, wherein he granted us the sole and exclusive option to acquire a 100% interest in the Kate property, which is located approximately 100 kilometers south-southwest of the Town of Houston in west-central British Columbia, Canada. We purchased this Option from Robert Weicker for a cash payment of $5,000. In order to exercise this option and acquire these claims we needed to pay Mr. Robert Weicker further cash payments totaling $320,000 as follows;

1.                 $15,000 by the earlier of February 29, 2008 and that date which is forty-eight (48) hours after receiving notice from Mr. Weicker that said payment must be made forthwith, provided that said notice cannot be given, at the earliest, until after October 30, 2007;
2.                 $25,000 by July 20, 2008;
3.                 $75,000 by July 20, 2009; and
4.                 $205,000 by July 20, 2010.

and incur $445,000 in exploration expenditures as follows:

1.                 $50,000 by the earlier of February 29, 2008 and that date which is forty-eight (48) hours after receiving notice from Mr. Weicker that said payment must be made forthwith, provided that said notice cannot be given, at the earliest, until after August 31, 2007;
2.                 $50,000 by August 31, 2008;
3.                 $145,000 by August 31, 2009; and
4.                 $200,000 by August 31, 2010.

We have failed to make certain of the additional payments above-noted, and, accordingly our option to acquire the 100% interest in the property has terminated.

Our plan of operation is to review other potential acquisitions in the resource and non-resource sectors.  Currently, we are in the process of completing due diligence reviews of several business opportunities.  We expect that these reviews could cost us a total of $25,000 in the next 12 months.

Employees

We have no employees as of the date of this current report other than our two directors.

Research and Development Expenditures

We have not incurred any other research or development expenditures since our incorporation.

Subsidiaries

We do not have any subsidiaries.

Patents and Trademarks

We do not own, either legally or beneficially, any patents or trademarks.

Risk Factors

An investment in our common stock involves a high degree of risk.  You should carefully consider the risks described below and the other information in this current report before investing in our common stock. If any of the following risks occur, our business, operating results and financial condition could be seriously harmed. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.

If we do not obtain additional financing, our business will fail.

Our current operating funds are less than necessary to complete any acquisition of a business interest and fund its future development.  As of April 30, 2008, we had cash on hand of only $338.  We currently do not have any operations and we have no income.  We will require additional funds to review, acquire and develop business assets.  We do not currently have any arrangements for financing and we can provide no assurance to investors that we will be able to find such financing if required.

Because we do not have any business operations, we face a high risk of business failure.

We were incorporated on April 4, 2006 and have been involved in the acquisition and exploration of mineral exploration properties. We were unsuccessful in this initial business plan and are now seeking to acquire an interest in alternative assets. We may not be able to identify and acquire any interest in suitable business assets.

There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will fail.

Because our continuation as a going concern is in doubt, we will be forced to cease business operations unless we can generate profit in the future.

The report of our independent accountant to our audited financial statements for the period ended April 30, 2008 indicates that there are a number of factors that raise substantial doubt about our ability to continue as a going concern.  Such factors identified in the report are that we have no source of revenue and our dependence upon obtaining adequate financing. If we are not able to continue as a going concern, it is likely investors will lose all of their investment.

Because our sole director owns 54.55% of our outstanding common stock, he could make and control corporate decisions that may be disadvantageous to other minority shareholders.

Our director owns approximately 54.55% of the outstanding shares of our common stock.  Accordingly, he will have a significant influence in determining the outcome of all corporate transactions or other matters, including mergers, consolidations, and the sale of all or substantially all of our assets.  He will also have the power to prevent or cause a change in control. The interests of our director may differ from the interests of the other stockholders and thus result in corporate decisions that are disadvantageous to other shareholders.

Because our president has other business interests, he may not be able or willing to devote a sufficient amount of time to our business operations, causing our business to fail.

Our president, Mr. Guy Federspiel, intends to devote approximately 10% of his business time, providing his services to us.  While Mr. Federspiel presently possesses adequate time to attend to our interests, it is possible that the demands on Mr. Federspiel from his other obligations could increase with the result that he would no longer be able to devote sufficient time to the management of our business.

A purchaser is purchasing penny stock which limits his or her ability to sell the stock.

Our shares of common stock constitute penny stock under the Exchange Act.  The shares will remain penny stock for the foreseeable future. The classification of penny stock makes it more difficult for a broker-dealer to sell the stock into a secondary market, thus limiting investment liquidity. Any broker-dealer engaged by the purchaser for the purpose of selling his or her shares in our company will be subject to rules 15g-1 through 15g-10 of the Exchange Act.  Rather than creating a need to comply with those rules, some broker-dealers will refuse to attempt to sell penny stock.

Forward-Looking Statements

This current report contains forward-looking statements that involve risks and uncertainties.  We use words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements.  You should not place too much reliance on these forward-looking statements.  Our actual results are most likely to differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in the “Risk Factors” section and elsewhere in this current report.

FINANCIAL INFORMATION

Results Of Operations For The Fiscal Year Ended April 30, 2008

We did not earn any revenues during the fiscal year ended April 30, 2008. We do not expect to earn any revenue from operations until we have either commenced mining operations on a resource property, or operations on a non-resource property, both of which expectations are doubtful.

We incurred operating expenses in the amount of $22,135 in the fiscal year ended April 30, 2008 as compared to expenses of $7,308 in fiscal 2007.  These operating expenses were comprised of bank charges and interest costs of $90, mineral property impairment charges of $2,111, filing and transfer agent fees of $1,720, and professional fees of $18,214. At April 30, 2008, our assets consisted of $338 in cash.  At the same date, our liabilities consisted of accounting payable and accrued liabilities amounting to $2,831 and loan from related party amounting to $2,500.

We have not attained profitable operations and are dependent upon obtaining financing to pursue exploration activities.  For these reasons our auditors believe that there is substantial doubt that we will be able to continue as a going concern.

DESCRIPTION OF PROPERTY

We do not own or lease any property.

SECURITY  OWNERSHIP  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding common stock as of the date of this annual report, and by the officer and director, individually and as a group.  Except as otherwise indicated, all shares are owned directly.

Title of Class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common stock	Guy Federspiel Box 6 Stalwart, Saskatchewan S0G 4R0	1,200,000	54.55%
Common stock	All officers and directors as a group consisting of one person	1,200,000	54.55%

The percent of class is based on 2,200,000 shares of common stock issued and outstanding as of the date of this annual report.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Our executive officers and directors and their respective ages as of the date of this current report are as follows:

Directors:

Name of Director	Age
Guy Federspiel	44

Executive Officer:

Name of Officer	Age	Office
Guy Federspiel	44	President, Chief Executive Officer, Secretary and Treasurer

Set forth below is a brief description of the background and business experience of our executive officer and director for the past five years:

Mr. Guy Federspiel has acted as our president, chief executive officer, secretary and treasurer since his appointment on September 12, 2008. Mr. Federspiel has been a self-employed farmer in Saskatchewan for approximately the last 20 years.

Mr. Federspiel currently devotes about 10% of his business time per week to our affairs.

All directors are elected annually by our shareholders and hold office until the next Annual General Meeting. Each officer holds office at the pleasure of the board of directors.  No director or officer has any family relationship with any other director or officer.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal years ended April 30, 2008 and April 30, 2007

Annual Compensation

Name	Title	Year	Salary	Bonus	Other Comp.	Restricted Stock Awarded	Options(#)	LTIP SARs ($)	Other Payouts	Comp
Dean Rogers	President	2008	$0	$0	0	0	0	0	0
		2007	$0	$0	0	0	0	0	0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to all of our outstanding shares, nor any promoter, nor any relative or spouse of any of the foregoing persons has any material interest, direct or indirect, in any transaction since our incorporation or in any presently proposed transaction which, in either case, has or will materially affect us.

LEGAL PROCEEDINGS

There are no legal proceedings pending or threatened against us.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our shares of common stock are quoted for trading on the OTC Bulletin Board under the symbol EGMM.  However, no trades of our shares of common stock have occurred through the facilities of the OTC Bulletin Board to the date of this current report.

We had 25 shareholders of record as at the date of this current report.

Dividends

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends.  The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

1.         we would not be able to pay our debts as they become due in the usual course of business; or

2.         our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the   distribution.

We have not declared any dividends, and we do not plan to declare any dividends in the foreseeable future.

RECENT SALES OF UNREGISTERED SECURITIES

We completed an offering of 1,000,000 shares of our common stock at a price of $0.001 per share on May 19, 2006 to Dean Rogers, our then President, Chief Executive Officer, Secretary, Principal Accounting Officer, Treasurer and Director. The total amount received from this offering was $1,000.

These shares were issued pursuant to Regulation S of the Securities Act. Appropriate legends were affixed to the stock certificates representing these shares.

We completed an offering of 1,200,000 shares of our common stock at a price of $0.02 per share to a total of 28 purchasers on June 2, 2006.  The total amount received from this offering was $24,000.  We completed this offering pursuant to Regulation S of the Securities Act.  The purchasers were as follows:

Name of Shareholder	Number of Shares
Guy E. Franson	50,000
Phyllis L. Byrne	50,000
Helen Louise Robinson	50,000
Syndie Coulson	50,000
Julie A. Brown	50,000
Bobbi-Jean Catt	50,000
Katie Hickey	50,000
Theresa Bru	50,000
Michelle Haycock	50,000
John Bartell	50,000
Michelle Franson	50,000
Carrie O’Neil	50,000
Deb Fisher	50,000
Ken George	50,000
John Kroes	50,000
Mike Stychyshyn	50,000
Debbie Brown	50,000
Alain Soucy	50,000
Ralf Stass	50,000
Connie Stass	50,000
Joel Mertz	50,000
Rob Bauman	50,000
James Davie	50,000
Susan Suprenant	10,000
Maela Bru	10,000
Sharon Sehn	10,000
Val Lumley	10,000
Amelie Auclair	10,000

Regulation S Compliance

Each offer or sale was made in an offshore transaction;

Neither we, a distributor, any respective affiliates, nor any person on behalf of any of the foregoing made any directed selling efforts in the United States;

Offering restrictions were, and are, implemented;

No offer or sale was made to a U.S. person or for the account or benefit of a U.S. person;

Each purchaser of the securities certifies that it was not a U.S. person and was not acquiring the securities for the account or benefit of any U.S. person;

Each purchaser of the securities agreed to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and agreed not to engage in hedging transactions with regard to such securities unless in compliance with the Act;

The securities contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and that hedging transactions involving those securities may not be conducted unless in compliance with the Act; and

We are required, either by contract or a provision in its bylaws, articles, charter or comparable document, to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S pursuant to registration under the Act, or pursuant to an available exemption from registration; provided, however, that if any law of any Canadian province prevents us from refusing to register securities transfers, other reasonable procedures, such as a legend described in paragraph (b)(3)(iii)(B)(3) of Regulation S have been implemented to prevent any transfer of the securities not made in accordance with the provisions of Regulation S.

Indemnification Of Directors And Officers

Our officers and directors are indemnified as provided by the Nevada Revised Statutes and our bylaws.

Under the NRS, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation that is not the case with our articles of incorporation. Excepted from that immunity are:

(1)	a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

(2)	a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);

(3)           a transaction from which the director derived an improper personal profit; and

(4)           willful misconduct.

Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

(1)           such indemnification is expressly required to be made by law;

(2)           the proceeding was authorized by our Board of Directors;

(3)           such indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or

(4)           such indemnification is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance all expenses incurred to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request.  This advanced of expenses is to be made upon receipt of an undertaking by or on behalf of such person to repay said amounts should it be ultimately determined that the person was not entitled to be indemnified under our bylaws or otherwise.

Our bylaws also provide that no advance shall be made by us to any officer in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding; or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision- making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to our best interests.

We have been advised that in the opinion of the Securities and Exchange Commission indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit the question of whether such indemnification is against public policy to a court of appropriate jurisdiction.  We will then be governed by the court's decision.

FINANCIAL STATEMENTS

Index to Financial Statements:

1. Report of Independent Registered Public Accounting Firm;

2. Audited financial statements for the period ending April 30, 2008, including:

  a. Balance Sheets;

  b. Statements of Operations;

  c. Statements of Cash Flows;

  d. Statements of Stockholders’ Equity; and

  e. Notes to the Financial Statements

3. Unaudited financial statements for the period ending July 31, 2008, including:

  a. Balance Sheets;

  b. Statements of Operations;

  c. Statements of Cash Flows;

  d. Statements of Stockholders’ Equity; and

  e. Notes to the Financial Statements

Chang G. Park, CPA, Ph. D.
t 2667 CAMINO DEL RIO S. PLAZA B t SAN DIEGO t CALIFORNIA 92108t
t TELEPHONE (858)722-5953 t FAX (858) 761-0341  t FAX (858) 764-5480
t E-MAIL changgpark@gmail.com t

 Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Edgemont Mining Inc.
(A Exploration Stage Company)

We have audited the accompanying balance sheets of Edgemont Mining Inc. (A Exploration Stage “Company”) as of April 30, 2008 and 2007 and the related statements of operations, changes in shareholders’ equity and cash flows for the years then ended and for the period from April 4, 2006 (inception) to April 30, 2008. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edgemont Mining Inc. as of April 30, 2008 and 2007 and the results of its operation and its cash flows for the years then ended and for the period from April 4, 2006 (inception) to April 30, 2008 in conformity with U.S. generally accepted accounting principles.

The financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company’s losses from operations raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Chang G. Park

CHANG G. PARK, CPA

June 12, 2008
San Diego, CA. 92108

Member of the California Society of Certified Public Accountants
Registered with the Public Company Accounting Oversight Board

EDGEMONT MINING INC. (An Exploration Stage Company) Balance Sheets

Assets
	April 30,	April 30,
	2008	2007

Current Assets
Cash	$338	$18,839
Total Assets	$338	$18,839

Liabilities

Current Liabilities
Accounts payable and accrued liabilities	$2,831	$1,697
Loan from related party	2,500	-
Total Current Liabilities	5,331	1,697

Stockholders’ Equity
Capital stock
Authorized: 75,000,000 common shares with a par value of $0.001
Issued and outstanding:
2,200,000 common shares as of April 30, 2008	2,200	2,200
Additional paid-in-capital	22,800	22,800
Deficit accumulated during the exploration stage	(29,993)	(7,858)
Total stockholders’ equity	(4,993)	17,142
Total liabilities and stockholders’ equity	$338	$18,839

Nature and continuance of operations (Note 1)

See Accompanying Notes

EDGEMONT MINING INC. (An Exploration Stage Company) Statements of Operations

	Year Ended April 30, 2008	Year Ended April 30, 2007	Cumulative from April 4, 2006 (Inception) to April 30, 2008

Bank charges	$90	$81	$171
Mineral property	2,111	5,000	7,111
Office expenses	-	-	550
Professional fees	18,214	1,272	19,486
Transfer and filing fees	1,720	955	2,675

Net loss	$(22,135)	$(7,308)	$(29,993)

Loss per share – Basic and diluted	$(0.00)	$(0.00)
Weighted Average Number of Common Shares Outstanding	2,200,000	2,033,333

See Accompanying Notes

EDGEMONT MINING INC. (An Exploration Stage Company) Statement of Changes in Stockholders’ Equity

	Number of Common Shares	Par Value	Additional Paid-in- Capital	Deficit accumulated During the exploration stage	Total

Balance, April 4, 2006	-	$-	$-	$-	$-
Net loss				(550)	(550)
Balance, April 30, 2006 (Audited)	-	-	-	(550)	(550)
May 19, 2006
Issued for cash at $0.001	1,000,000	1,000	-	-	1,000
May 31, 2006
Issued for cash at $0.02	1,150,000	1,150	21,850	-	23,000
December 1, 2006
Issued for cash at $0.02	50,000	50	950		1,000
Net loss				(7,308)	(7,308)
Balance, April 30, 2007	2,200,000	$2,200	$22,800	$(7,858)	$17,142
Net loss				(22,135)	(22,135)
Balance, April 30, 2008	2,200,000	$2,200	$22,800	$(29,993)	$(4,993)

See Accompanying Notes

EDGEMONT MINING INC. (An Exploration Stage Company) Statements of Cash Flows

	Year Ended April 30, 2008	Year Ended April 30, 2007	Cumulative from April 4, 2006 (Inception) to April 30, 2008

Cash flows from operating activities
Net loss	$(22,135)	$(7,308)	$(29,993)
Donated services
Adjustments to reconcile net loss to net cash
Accounts payable and accrued liabilities	(1,134)	1,697	2,831
Net cash used in operating activities	(21,001)	(6,161)	(27,162)

Cash flows from financing activities
Loan from related party	2,500	-	2,500
Shares subscribed for cash	-	25,000	25,000
Net cash provided by financing activities	2,500	25,000	27,500

Net increase (decrease) in cash	(18,501)	18,839	338

Cash beginning	18,839	-	-
Cash ending	$338	$18,839	$338

Supplemental cash flow information:

Cash paid for:

Interest	$-	$-	$-
Taxes	$-	$-	$-

See Accompanying Notes

EDGEMONT MINING INC.
(An Exploration Stage Company)
Notes To The Financial Statements
April 30, 2008

1.           NATURE AND CONTINUANCE OF OPERATIONS

Edgemont Mining Inc. (“the Company”) was incorporated under the laws of State of Nevada, U.S. on April 4, 2006, with an authorized capital of 75,000,000 common shares with a par value of $0.001.  The Company’s year end is the end of April.  The Company is in the exploration stage of its resource business.  During the year ended April 30, 2007, the Company commenced operations by issuing shares and acquiring a mineral property located in the Province of British Columbia, Canada.  The Company has not yet determined whether this property contains reserves that are economically recoverable.  The recoverability of costs incurred for acquisition and exploration of the property will be dependent upon the discovery of economically recoverable reserves, confirmation of the Company’s interest in the underlying property, the ability of the Company to obtain necessary financing to satisfy the expenditure requirements under the property agreement and to complete the development of the property and upon future profitable production or proceeds for the sale thereof.

These financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future.  The Company has incurred losses since inception resulting in an accumulated deficit of $29,993 as at April 30, 2008 and further losses are anticipated in the development of its business raising substantial doubt about the Company’s ability to continue as a going concern.  The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management intends to finance operating costs over the next twelve months with existing cash on hand and loans from directors and/or private placement of common stock.

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars.

Exploration Stage Company

The Company complies with the Financial Accounting Standards Board Statement No. 7, its characterization of the Company as an exploration stage enterprise.

Mineral Interests

Mineral property acquisition, exploration and development costs are expensed as incurred until such time as economic reserves are quantified.  To date the Company has not established any proven or probable reserves on its mineral properties.  The Company has adopted the provisions of SFAS No. 143 “Accounting for Asset Retirement Obligations” which establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment, or other disposal of long-lived tangible assets arising from the acquisition, construction or development and for normal operations of such assets. As at April 30, 2008, any potential costs relating to the retirement of the Company’s mineral property interest has not yet been determined.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

EDGEMONT MINING INC.
(An Exploration Stage Company)
Notes To The Financial Statements
April 30, 2008

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign Currency Translation

The financial statements are presented in United States dollars.  In accordance with Statement of Financial Accounting Standards No. 52, “Foreign Currency Translation”, foreign denominated monetary assets and liabilities are translated into their United States dollar equivalents using foreign exchange rates which prevailed at the balance sheet date.  Non monetary assets and liabilities are translated at the exchange rates prevailing on the transaction date. Revenue and expenses are translated at average rates of exchange during the year.  Gains or losses resulting from foreign currency transactions are included in results of operations.

Fair Value of Financial Instruments

The carrying value of cash and accounts payable and accrued liabilities approximates their fair value because of the short maturity of these instruments.  Unless otherwise noted, it is management’s opinion the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Environmental Costs

Environmental expenditures that relate to current operations are expensed or capitalized as appropriate.  Expenditures that relate to an existing condition caused by past operations, and which do not contribute to current or future revenue generation, are expensed.  Liabilities are recorded when environmental assessments and/or remedial efforts are probable, and the cost can be reasonably estimated.  Generally, the timing of these accruals coincides with the earlier of completion of a feasibility study or the Company’s commitments to plan of action based on the then known facts.

Income Taxes

The Company follows the assets and liability method of accounting for income taxes.  Under this method, deferred income tax assets and liabilities are recognized for the estimated tax consequences attributable to differences between the financial statement carrying values and their respective income tax basis (temporary differences).  The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

At April 30, 2008, a full deferred tax asset valuation allowance has been provided and no deferred tax asset has been recorded.

Basic and Diluted Loss Per Share

The Company computes loss per share in accordance with SFAS No. 128, “Earnings per Share” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period.  Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

The Company has no potential dilutive instruments and accordingly basic loss and diluted loss per share are equal.

EDGEMONT MINING INC.
(An Exploration Stage Company)
Notes To The Financial Statements
April 30, 2008

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-based Compensation

In December 2004, the FASB issued SFAS No. 123R, “Share-Based Payment”, which replaced SFAS No. 123, “Accounting for Stock-Based Compensation” and superseded APB Opinion No. 25, “Accounting for Stock Issued to Employees”. In January 2005, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin (“SAB”) No. 107, “Share-Based Payment”, which provides supplemental implementation guidance for SFAS No. 123R. SFAS No. 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on the grant date fair value of the award. SFAS No. 123R was to be effective for interim or annual reporting periods beginning on or after June 15, 2005, but in April 2005 the SEC issued a rule that will permit most registrants to implement SFAS No. 123R at the beginning of their next fiscal year, instead of the next reporting period as required by SFAS No. 123R. The pro-forma disclosures previously permitted under SFAS No. 123 no longer will be an alternative to financial statement recognition. Under SFAS No. 123R, the Company must determine the appropriate fair value model to be used for valuing share-based payments, the amortization method for compensation cost and the transition method to be used at date of adoption.

The transition methods include prospective and retroactive adoption options. Under the retroactive options, prior periods may be restated either as of the beginning of the year of adoption or for all periods presented. The prospective method requires that compensation expense be recorded for all unvested stock options and restricted stock at the beginning of the first quarter of adoption of SFAS No. 123R, while the retroactive methods would record compensation expense for all unvested stock options and restricted stock beginning with the first period restated. The Company adopted the modified prospective approach of SFAS No. 123R for the year ended April 30, 2007. The Company did not record any compensation expense for the period ended April 30, 2008 because there were no stock options outstanding prior to the adoption or at April 30, 2008..

EDGEMONT MINING INC.
(An Exploration Stage Company)
Notes To The Financial Statements
April 30, 2008

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements

In December 2007, the FASB issued Statement No. 160, “Noncontrolling Interest in Consolidated Financial Statements” (“SFAS 160”) which re-characterizes minority interests in consolidated subsidiaries as non-controlling interests and requires the classification of minority interests as a component of equity. Under SFAS 160, a change in control will be measured at fair value, with any gain or loss recognized in earnings. The effective date for SFAS 160 is for annual periods beginning on or after December 15, 2008. Early adoption and retroactive application of SFAS 160 to fiscal years preceding the effective date are not permitted. We believe that there is no impact of SFAS 160 on our financial position and results of operations.

3.           LOANS FROM RELATED PARTY

During the period ended April 30, 2008, a related party loan $2,500 to the Company with no interest accrued, unsecured and due date is on demand.

4.           MINERAL INTERESTS

On October 30, 2006, the Company entered into a mineral property option agreement.  The Company was granted the sole and exclusive right to acquire up to a 100% undivided interest in mineral claim located in the Omineca Mining Division, BC.  The Company shall pay $5,000 (paid) on the Agreement date, shall pay $15,000 on or before the first anniversary of this Agreement, shall pay $25,000 on or before the second anniversary of this Agreement, shall pay $75,000 on or before the third anniversary of this Agreement, and shall pay $205,000 on or before the fourth anniversary of this Agreement and shall incur $445,000 in Expenditures on the Property.  During the year ended April 30, 2008, the Company incurred expenditures of $2,111 on the property.

The mineral interest is held in trust for the Company by the vendor of the property. Upon request from the Company the title will be recorded in the name of the Company with the appropriate mining recorder.

The Option to purchase the Mineral Property expired on February 29, 2008

5.           COMMON STOCK

The total number of common shares authorized that may be issued by the Company is 75,000,000 shares with a par value of one tenth of one cent ($0.001) per share and no other class of shares is authorized.

During the year ended April 30, 2007, the Company issued 2,200,000 shares of common stock for total cash proceeds of $25,000.  At April 30, 2008, there were no outstanding stock options or warrants.

6.           INCOME TAXES

As of April 30, 2008, the Company had net operating loss carry forwards of approximately $29,993 that may be available this Agreement to reduce future years’ taxable income through 2028. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

7.           TRANSFER AGENT AGREEMENT

The Company authorizes the Transfer Agent Agreement with Island Stock Transfer signed and dated December 13, 2007.  The Company agrees to pay start-up fee of $500 and $10,000 once the account has been activated for transferring securities.

EDGEMONT MINING INC.
(An Exploration Stage Company)
FINANCIAL STATEMENTS
JULY 31, 2008
(Unaudited)

BALANCE SHEETS

STATEMENTS OF OPERATIONS

STATEMENT OF STOCKHOLDERS’ EQUITY

STATEMENTS OF CASH FLOWS

NOTES TO THE FINANCIAL STATEMENTS

EDGEMONT MINING INC. (An Exploration Stage Company) Balance Sheets

Assets	(Unaudited)
	July 31,	April 30,
	2008	2008

Current Assets
Cash	$453	$338
Total Assets	$453	$338

Liabilities

Current Liabilities
Accounts payable and accrued liabilities	$6,804	$2,831
Loan from related party	5,466	2,500
Total Current Liabilities	12,270	5,331

Stockholders’ Equity
Capital stock
Authorized: 75,000,000 common shares with a par value of $0.001
Issued and outstanding:
2,200,000 common shares as of April 30, 2008	2,200	2,200
Additional paid-in-capital	22,800	22,800
Deficit accumulated during the exploration stage	(36,817)	(29,993)
Total stockholders’ equity	(11,817)	(4,993)
Total liabilities and stockholders’ equity	$453	$338

Nature and continuance of operations (Note 1)

See Accompanying Notes

EDGEMONT MINING INC. (An Exploration Stage Company) Statements of Operations (Unaudited)

	Three Months Ended July 31, 2008	Three Months Ended July 31, 2007	Cumulative from April 4, 2006 (Inception) to July 31, 2008

Bank charges	$20	$20	$191
Mineral property	-	-	7,111
Office expenses	-	-	550
Professional fees	6,088	6,000	25,574
Transfer and filing fees	716	-	3,391

Net loss	$(6,824)	$(6,020)	$(36,817)

Loss per share – Basic and diluted	$(0.00)	$(0.00)
Weighted Average Number of Common Shares Outstanding	2,200,000	2,200,000

See Accompanying Notes

EDGEMONT MINING INC. (An Exploration Stage Company) Statement of Changes in Stockholders’ Equity (Unaudited)

	Number of Common Shares	Par Value	Additional Paid-in- Capital	Deficit accumulated During the exploration stage	Total

Balance, April 4, 2006	-	$-	$-	$-	$-
Net loss				(550)	(550)
Balance, April 30, 2006 (Audited)	-	-	-	(550)	(550)
May 19, 2006
Issued for cash at $0.001	1,000,000	1,000	-	-	1,000
May 31, 2006
Issued for cash at $0.02	1,150,000	1,150	21,850	-	23,000
December 1, 2006
Issued for cash at $0.02	50,000	50	950		1,000
Net loss				(7,308)	(7,308)
Balance, April 30, 2007	2,200,000	$2,200	$22,800	$(7,858)	$17,142
Net loss				(22,135)	(22,135)
Balance, April 30, 2008	2,200,000	$2,200	$22,800	$(29,993)	$(4,993)
Net loss				(6,824)	6,824)
Balance, July 31, 2008	2,200,000	$2,200	$22,800	(36,817)	$(11,817)

See Accompanying Notes

EDGEMONT MINING INC. (An Exploration Stage Company) Statements of Cash Flows (Unaudited)

	Three Months Ended July 31, 2008	Three Months Ended July 31, 2007	Cumulative from April 4, 2006 (Inception) to July 31, 2008

Cash flows from operating activities
Net loss	$(6,824)	$(6,020)	$(36,817)
Donated services
Adjustments to reconcile net loss to net cash
Accounts payable and accrued liabilities	3,973	4,303	6,804
Net cash used in operating activities	(2,851)	(1,717)	(30,013)

Cash flows from financing activities
Loan from related party	2,966	-	5,466
Shares subscribed for cash	-	-	25,000
Net cash provided by financing activities	2,966	-	30,466

Net increase (decrease) in cash	115	(1,717)	453

Cash beginning	338	18,839	-
Cash ending	$453	$17,122	$453

Supplemental cash flow information:

Cash paid for:

Interest	$-	$-	$-
Taxes	$-	$-	$-

See Accompanying Notes

EDGEMONT MINING INC.
(An Exploration Stage Company)
Notes To The Financial Statements
July 31, 2008
(Unaudited)

1.           NATURE AND CONTINUANCE OF OPERATIONS

Edgemont Mining Inc. (“the Company”) was incorporated under the laws of State of Nevada, U.S. on April 4, 2006, with an authorized capital of 75,000,000 common shares with a par value of $0.001.  The Company’s year end is the end of April.  The Company is in the exploration stage of its resource business.  During the year ended April 30, 2007, the Company commenced operations by issuing shares and acquiring a mineral property located in the Province of British Columbia, Canada.  The Company has not yet determined whether this property contains reserves that are economically recoverable.  The recoverability of costs incurred for acquisition and exploration of the property will be dependent upon the discovery of economically recoverable reserves, confirmation of the Company’s interest in the underlying property, the ability of the Company to obtain necessary financing to satisfy the expenditure requirements under the property agreement and to complete the development of the property and upon future profitable production or proceeds for the sale thereof.

These financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future.  The Company has incurred losses since inception resulting in an accumulated deficit of $36,817 as at July 31, 2008 and further losses are anticipated in the development of its business raising substantial doubt about the Company’s ability to continue as a going concern.  The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management intends to finance operating costs over the next twelve months with existing cash on hand and loans from directors and or private placement of common stock.

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars.

Exploration Stage Company

The Company complies with the Financial Accounting Standards Board Statement No. 7, its characterization of the Company as an exploration stage enterprise.

Mineral Interests

Mineral property acquisition, exploration and development costs are expensed as incurred until such time as economic reserves are quantified.  To date the Company has not established any proven or probable reserves on its mineral properties.  The Company has adopted the provisions of SFAS No. 143 “Accounting for Asset Retirement Obligations” which establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment, or other disposal of long-lived tangible assets arising from the acquisition, construction or development and for normal operations of such assets. As at July 31, 2008, any potential costs relating to the retirement of the Company’s mineral property interest has not yet been determined.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

EDGEMONT MINING INC.
(An Exploration Stage Company)
Notes To The Financial Statements
July 31, 2008
(Unaudited)

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign Currency Translation

The financial statements are presented in United States dollars.  In accordance with Statement of Financial Accounting Standards No. 52, “Foreign Currency Translation”, foreign denominated monetary assets and liabilities are translated into their United States dollar equivalents using foreign exchange rates which prevailed at the balance sheet date.  Non monetary assets and liabilities are translated at the exchange rates prevailing on the transaction date. Revenue and expenses are translated at average rates of exchange during the year.  Gains or losses resulting from foreign currency transactions are included in results of operations.

Fair Value of Financial Instruments

The carrying value of cash and accounts payable and accrued liabilities approximates their fair value because of the short maturity of these instruments.  Unless otherwise noted, it is management’s opinion the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Environmental Costs

Environmental expenditures that relate to current operations are expensed or capitalized as appropriate.  Expenditures that relate to an existing condition caused by past operations, and which do not contribute to current or future revenue generation, are expensed.  Liabilities are recorded when environmental assessments and/or remedial efforts are probable, and the cost can be reasonably estimated.  Generally, the timing of these accruals coincides with the earlier of completion of a feasibility study or the Company’s commitments to plan of action based on the then known facts.

Income Taxes

The Company follows the assets and liability method of accounting for income taxes.  Under this method, deferred income tax assets and liabilities are recognized for the estimated tax consequences attributable to differences between the financial statement carrying values and their respective income tax basis (temporary differences).  The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

At July 31, 2008, a full deferred tax asset valuation allowance has been provided and no deferred tax asset has been recorded.

Basic and Diluted Loss Per Share

The Company computes loss per share in accordance with SFAS No. 128, “Earnings per Share” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period.  Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

The Company has no potential dilutive instruments and accordingly basic loss and diluted loss per share are equal.

EDGEMONT MINING INC.
(An Exploration Stage Company)
Notes To The Financial Statements
July 31, 2008
(Unaudited)

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-based Compensation

In December 2004, the FASB issued SFAS No. 123R, “Share-Based Payment”, which replaced SFAS No. 123, “Accounting for Stock-Based Compensation” and superseded APB Opinion No. 25, “Accounting for Stock Issued to Employees”. In January 2005, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin (“SAB”) No. 107, “Share-Based Payment”, which provides supplemental implementation guidance for SFAS No. 123R. SFAS No. 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on the grant date fair value of the award. SFAS No. 123R was to be effective for interim or annual reporting periods beginning on or after June 15, 2005, but in April 2005 the SEC issued a rule that will permit most registrants to implement SFAS No. 123R at the beginning of their next fiscal year, instead of the next reporting period as required by SFAS No. 123R. The pro-forma disclosures previously permitted under SFAS No. 123 no longer will be an alternative to financial statement recognition. Under SFAS No. 123R, the Company must determine the appropriate fair value model to be used for valuing share-based payments, the amortization method for compensation cost and the transition method to be used at date of adoption.

The transition methods include prospective and retroactive adoption options. Under the retroactive options, prior periods may be restated either as of the beginning of the year of adoption or for all periods presented. The prospective method requires that compensation expense be recorded for all unvested stock options and restricted stock at the beginning of the first quarter of adoption of SFAS No. 123R, while the retroactive methods would record compensation expense for all unvested stock options and restricted stock beginning with the first period restated. The Company adopted the modified prospective approach of SFAS No. 123R for the year ended April 30, 2007. The Company did not record any compensation expense for the period ended July 31, 2008 because there were no stock options outstanding prior to the adoption or at July 31, 2008..

Recent Accounting Pronouncements

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – An interpretation of FASB Statement No. 60”.  SFAS 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise’s risk-management activities. SFAS 163 requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted.  The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States.  It is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

EDGEMONT MINING INC.
(An Exploration Stage Company)
Notes To The Financial Statements
July 31, 2008
(Unaudited)

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements

In March 2008, FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133”. SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged.  The Company is currently evaluating the impact of SFAS No. 161 on its financial statements, and the adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations”.  This statement replaces SFAS 141 and defines the acquirer in a business combination as the entity that obtains control of one or more businesses in a business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R requires an acquirer to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date. SFAS 141R also requires the acquirer to recognize contingent consideration at the acquisition date, measured at its fair value at that date. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements Liabilities –an Amendment of ARB No. 51”.  This statement amends ARB 51 to establish accounting and reporting standards for the Noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

3.           MINERAL INTERESTS

On October 30, 2006, the Company entered into a mineral property option agreement.  The Company was granted the sole and exclusive right to acquire up to a 100% undivided interest in mineral claim located in the Omineca Mining Division, BC.  The Company shall pay $5,000 (paid) on the Agreement date, shall pay $15,000 on or before the first anniversary of this Agreement, shall pay $25,000 on or before the second anniversary of this Agreement, shall pay $75,000 on or before the third anniversary of this Agreement, and shall pay $205,000 on or before the fourth anniversary of this Agreement and shall incur $445,000 in Expenditures on the Property.  During the year ended April 30, 2008, the Company incurred expenditures of $2,111 on the property.

The option has expired during the year ended April 30, 2008.

4.           COMMON STOCK

The total number of common shares authorized that may be issued by the Company is 75,000,000 shares with a par value of one tenth of one cent ($0.001) per share and no other class of shares is authorized.

During the year ended April 30, 2007, the Company issued 2,200,000 shares of common stock for total cash proceeds of $25,000.  At July 31, 2008, there were no outstanding stock options or warrants.

EDGEMONT MINING INC.
(An Exploration Stage Company)
Notes To The Financial Statements
July 31, 2008
(Unaudited)

5.           INCOME TAXES

As of July 31, 2008, the Company had net operating loss carry forwards of approximately $36,817 that may be available this amount to reduce future years’ taxable income through 2027. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

6.           TRANSFER AGENT AGREEMENT

The Company authorizes the Transfer Agent Agreement with Island Stock Transfer signed and dated December 13, 2007.  The Company agrees to pay start-up fee of $500 and $10,000 once the account has been activated for transferring securities.

Changes In And Disagreements With Accountants

We have had no changes in or disagreements with our accountants.

EXHIBITS AND REPORTS

Exhibits

  3.1*            Articles of Incorporation
  3.2*            Bylaws
  5.1*            Legal opinion

 *  filed as an exhibit to our registration statement on Form SB-2 dated October 12, 2007

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 12, 2008	Edgemont Mining Inc.

By: /s/ Guy Federspiel
Guy Federspiel, President